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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          ---------------------------

                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 19, 1998


                              Getty Images, Inc.
                       --------------------------------
            (Exact name of Registrant as specified in its charter)



   Delaware                        000-23747                         98-0177556
 ---------------                ----------------            -------------------
 (State or other                   (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)


      2101 FOURTH AVENUE, FIFTH FLOOR                  101 BAYHAM STREET
           SEATTLE, WASHINGTON                          LONDON, ENGLAND
                  98121                                     NWI OA6
             (206) 695-3400                          (011 44 171) 544-3456

               (Addresses, including zip code, and telephone numbers,
                including area code, of principal executive offices)



                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)




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                                       2


ITEM 5.  OTHER EVENTS.

    Reference is made to the pro forma financial statements filed as part of this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

                99.1 Unaudited Condensed Pro Forma Consolidated Financial Information



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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       GETTY IMAGES, INC.


                                       By: /s/ Lawrence Gould
                                          ---------------------------------
                                          Name: Lawrence Gould


Dated: August 19, 1998




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                                 EXHIBIT INDEX

Exhibit
  No.          Description
-------        -----------

   99.1        Unaudited Condensed Pro Forma Consolidated Financial
               Information